                                                                   Exhibit 24.1

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, McCLATCHY NEWSPAPERS, INC., a Delaware corporation (the "Company"), contemplates filing with the Securities and Exchange Commission at Washington, D. C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-8 (and amendments thereto) registering 650,000 shares of Class A Common Stock for issuance pursuant to the Company's 1994 Employee Stock Option Plan; and

         WHEREAS, the undersigned is an officer or director, or both, of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints ERWIN POTTS, WILLIAM L. HONEYSETT, GARY B. PRUITT and JAMES P. SMITH, or any of them, his or her true and lawful attorney-in-fact, with full power of substitution and full power to act without the other, for him or her, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of August, 1994.


                                        /s/  WILLIAM K. COBLENTZ
                                        ------------------------------------
                                             William K. Coblentz

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, McCLATCHY NEWSPAPERS, INC., a Delaware corporation (the "Company"), contemplates filing with the Securities and Exchange Commission at Washington, D. C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-8 (and amendments thereto) registering 650,000 shares of Class A Common Stock for issuance pursuant to the Company's 1994 Employee Stock Option Plan; and

         WHEREAS, the undersigned is an officer or director, or both, of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints ERWIN POTTS, WILLIAM L. HONEYSETT, GARY B. PRUITT and JAMES P. SMITH, or any of them, his or her true and lawful attorney-in-fact, with full power of substitution and full power to act without the other, for him or her, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 22nd day of November, 1994.


                                             /s/  ROBERT W. BERGER
                                             ---------------------------------
                                                  Robert W. Berger

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, McCLATCHY NEWSPAPERS, INC., a Delaware corporation (the "Company"), contemplates filing with the Securities and Exchange Commission at Washington, D. C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-8 (and amendments thereto) registering 650,000 shares of Class A Common Stock for issuance pursuant to the Company's 1994 Employee Stock Option Plan; and

         WHEREAS, the undersigned is an officer or director, or both, of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints ERWIN POTTS, WILLIAM L. HONEYSETT, GARY B. PRUITT and JAMES P. SMITH, or any of them, his or her true and lawful attorney-in-fact, with full power of substitution and full power to act without the other, for him or her, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of July, 1994.


                                               /s/ William L. Honeysett
                                               --------------------------------
                                                   William L. Honeysett

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, McCLATCHY NEWSPAPERS, INC., a Delaware corporation (the "Company"), contemplates filing with the Securities and Exchange Commission at Washington, D. C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-8 (and amendments thereto) registering 650,000 shares of Class A Common Stock for issuance pursuant to the Company's 1994 Employee Stock Option Plan; and

         WHEREAS, the undersigned is an officer or director, or both, of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints ERWIN POTTS, WILLIAM L. HONEYSETT, GARY B. PRUITT and JAMES P. SMITH, or any of them, his or her true and lawful attorney-in-fact, with full power of substitution and full power to act without the other, for him or her, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 18th day of July, 1994.


                                            /s/ Joan F. Lane
                                            -----------------------------------
                                                Joan F. Lane

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, McCLATCHY NEWSPAPERS, INC., a Delaware corporation (the "Company"), contemplates filing with the Securities and Exchange Commission at Washington, D. C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-8 (and amendments thereto) registering 650,000 shares of Class A Common Stock for issuance pursuant to the Company's 1994 Employee Stock Option Plan; and

         WHEREAS, the undersigned is an officer or director, or both, of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints ERWIN POTTS, WILLIAM L. HONEYSETT, GARY B. PRUITT and JAMES P. SMITH, or any of them, his or her true and lawful attorney-in-fact, with full power of substitution and full power to act without the other, for him or her, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of August, 1994.


                                           /s/ Betty Lou Maloney
                                           ------------------------------------
                                               Betty Lou Maloney

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, McCLATCHY NEWSPAPERS, INC., a Delaware corporation (the "Company"), contemplates filing with the Securities and Exchange Commission at Washington, D. C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-8 (and amendments thereto) registering 650,000 shares of Class A Common Stock for issuance pursuant to the Company's 1994 Employee Stock Option Plan; and

         WHEREAS, the undersigned is an officer or director, or both, of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints ERWIN POTTS, WILLIAM L. HONEYSETT, GARY B. PRUITT and JAMES P. SMITH, or any of them, his or her true and lawful attorney-in-fact, with full power of substitution and full power to act without the other, for him or her, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of July, 1994.


                                           /s/ James B. McClatchy
                                           ------------------------------------
                                               James B. McClatchy

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, McCLATCHY NEWSPAPERS, INC., a Delaware corporation (the "Company"), contemplates filing with the Securities and Exchange Commission at Washington, D. C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-8 (and amendments thereto) registering 650,000 shares of Class A Common Stock for issuance pursuant to the Company's 1994 Employee Stock Option Plan; and

         WHEREAS, the undersigned is an officer or director, or both, of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints ERWIN POTTS, WILLIAM L. HONEYSETT, GARY B. PRUITT and JAMES P. SMITH, or any of them, his or her true and lawful attorney-in-fact, with full power of substitution and full power to act without the other, for him or her, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17th day of July, 1994.


                                           /s/ William Ellery McClatchy
                                           ------------------------------------
                                               William Ellery McClatchy

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, McCLATCHY NEWSPAPERS, INC., a Delaware corporation (the "Company"), contemplates filing with the Securities and Exchange Commission at Washington, D. C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-8 (and amendments thereto) registering 650,000 shares of Class A Common Stock for issuance pursuant to the Company's 1994 Employee Stock Option Plan; and

         WHEREAS, the undersigned is an officer or director, or both, of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints ERWIN POTTS, WILLIAM L. HONEYSETT, GARY B. PRUITT and JAMES P. SMITH, or any of them, his or her true and lawful attorney-in-fact, with full power of substitution and full power to act without the other, for him or her, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of July, 1994.


                                          /s/ Erwin Potts
                                          ------------------------------------
                                              Erwin Potts

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, McCLATCHY NEWSPAPERS, INC., a Delaware corporation (the "Company"), contemplates filing with the Securities and Exchange Commission at Washington, D. C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-8 (and amendments thereto) registering 650,000 shares of Class A Common Stock for issuance pursuant to the Company's 1994 Employee Stock Option Plan; and

         WHEREAS, the undersigned is an officer or director, or both, of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints ERWIN POTTS, WILLIAM L. HONEYSETT, GARY B. PRUITT and JAMES P. SMITH, or any of them, his or her true and lawful attorney-in-fact, with full power of substitution and full power to act without the other, for him or her, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of July, 1994.


                                           /s/ S. Donley Ritchey
                                           ------------------------------------
                                               S. Donley Ritchey

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, McCLATCHY NEWSPAPERS, INC., a Delaware corporation (the "Company"), contemplates filing with the Securities and Exchange Commission at Washington, D. C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-8 (and amendments thereto) registering 650,000 shares of Class A Common Stock for issuance pursuant to the Company's 1994 Employee Stock Option Plan; and

         WHEREAS, the undersigned is an officer or director, or both, of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints ERWIN POTTS, WILLIAM L. HONEYSETT, GARY B. PRUITT and JAMES P. SMITH, or any of them, his or her true and lawful attorney-in-fact, with full power of substitution and full power to act without the other, for him or her, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of July, 1994.


                                           /s/ William M. Roth
                                           ------------------------------------
                                               William M. Roth

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, McCLATCHY NEWSPAPERS, INC., a Delaware corporation (the "Company"), contemplates filing with the Securities and Exchange Commission at Washington, D. C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-8 (and amendments thereto) registering 650,000 shares of Class A Common Stock for issuance pursuant to the Company's 1994 Employee Stock Option Plan; and

         WHEREAS, the undersigned is an officer or director, or both, of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints ERWIN POTTS, WILLIAM L. HONEYSETT, GARY B. PRUITT and JAMES P. SMITH, or any of them, his or her true and lawful attorney-in-fact, with full power of substitution and full power to act without the other, for him or her, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of July, 1994.


                                           /s/ Frederick R. Ruiz
                                           ------------------------------------
                                               Frederick R. Ruiz

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, McCLATCHY NEWSPAPERS, INC., a Delaware corporation (the "Company"), contemplates filing with the Securities and Exchange Commission at Washington, D. C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-8 (and amendments thereto) registering 650,000 shares of Class A Common Stock for issuance pursuant to the Company's 1994 Employee Stock Option Plan; and

         WHEREAS, the undersigned is an officer or director, or both, of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints ERWIN POTTS, WILLIAM L. HONEYSETT, GARY B. PRUITT and JAMES P. SMITH, or any of them, his or her true and lawful attorney-in-fact, with full power of substitution and full power to act without the other, for him or her, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of August, 1994.


                                           /s/ H. R. Tatarian
                                           ------------------------------------
                                               H. R. Tatarian

                 ARTICLE II -- SECTION 2.12: POWERS OF ATTORNEY
                       MCCLATCHY NEWSPAPERS, INC. BY-LAWS

         Whenever an applicable statute, rule or regulation requires a document to be subscribed by a particular officer of the Company, such document may be signed on behalf of such officer by a duly appointed attorney-in-fact, except as otherwise directed by the Board.

                                 CERTIFICATION

     I, Wilma C. Flach, the undersigned Secretary of McClathy Newspapers, Inc., hereby certify that I am the Secretary of said corporation, that the foregoing is a full, true and correct copy of Article II, Section 2.12 of the By-Laws duly adopted by the Board of Directors of said Corporation at a meeting held the 23rd day of August, 1988, at which a quorum was present, and that the same has not been repealed or amended and remains in full force and effect. I further certify that the authority thereby conferred is not inconsistent with the By-Laws of this Corporation.

     IN WITNESS WHEREOF, I HAVE HEREUNTO SET MY HAND AND THE CORPORATE SEAL OF SAID CORPORATION THIS 1st DAY OF DECEMBER, 1994.

                                                     /s/  WILMA C. FLACH
                                            ------------------------------------
                                                        Wilma C. Flach